TOUCHSTONE OHIO TAX-FREE MONEY MARKET FUND                    SUMMARY PROSPECTUS
CLASS A TICKER: TOHXX   INSTITUTIONAL SHARES TICKER: TIOXX      NOVEMBER 1, 2009

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated November 1, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.touchstoneinvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Ohio Tax-Free Money Market Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and Institutional shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

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Wire Redemption Fee                                                                        Up to $15
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                                       Class A     Institutional

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Management Fees                                                                         0.43%          0.43%
Distribution (12b-1) Fees                                                               0.25%          None
Other Expenses                                                                          0.31%          0.26%
Total Annual Fund Operating Expenses                                                    0.99%          0.69%
Fee Waiver and/or Expense Reimbursement(1)                                              0.24%          0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement      0.75%          0.50%
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(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75% and 0.50% for Class A shares and Institutional shares, respectively. This expense limitation will remain in effect until at least October 31, 2010 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            Class A          Institutional

1 Year                                        $77                $51
3 Years                                       $291               $202
5 Years                                       $524               $365
10 Years                                      $1,191             $841
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ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-quality, short-term Ohio municipal obligations issued by the State of Ohio, its agencies and municipalities, that pay interest that is exempt from both federal income tax and Ohio personal income tax. High-quality, short-term Ohio municipal obligations are obligations rated within the two highest rating categories, with maturities of 397 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in Ohio municipal obligations. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of its assets will be invested in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in industrial development bonds, which may be backed only by nongovernmental entities. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry. The Fund may invest in the following types of Ohio municipal obligations and other municipal obligations:

      o Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds

      o     Tax-exempt notes

      o     Tax-exempt commercial paper

      o     Floating and variable rate municipal obligations

      o     When-issued obligations

      o     Obligations with puts attached

The Fund concentrates its investments in securities of issuers located in a particular state and is non-diversified under the Investment Company Act.

The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

THE KEY RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

The Fund's yield may decrease:

      o     If interest rates decrease

      o If issuers are unable to make timely payments of interest or principal

      o If the Fund's investments are concentrated in a particular segment of the market (such as housing agency bonds or airport bonds) and adverse economic developments affecting one issuer affect other issuers in the same segment

      o If economic conditions in the State of Ohio decline (reasons for decline include decreased economic growth, increased unemployment and decreased tax revenue)

      o Because a non-diversified fund may hold a significant percentage of its assets in one issuer, it may be more sensitive to market changes than a diversified fund

      o If the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Ohio Tax-Free Money Market Fund. This bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The returns for Institutional shares offered by the Fund will be higher than the returns of Class A shares shown in the bar chart since Institutional shares do not have 12b-1 distribution fees. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.touchstoneinvestments.com or by calling 1.800.543.0407. Prior to November 1, 2009, the Fund's Class A shares were named "Retail Shares."

OHIO TAX-FREE MONEY MARKET FUND TOTAL RETURNS - CLASS A SHARES

1999           2.69%
2000           3.50%
2001           2.41%
2002           1.02%
2003           0.48%
2004           0.57%
2005           1.74%
2006           2.78%
2007           2.96%
2008           1.84%

Best Quarter: 4th Quarter 2000 +0.92%     Worst Quarter: 1st Quarter 2004 +0.07%

The year-to-date return of the Fund's Class A shares as of September 30, 2009 is 0.15%.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                     1 Year          5 Years         10 Years
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OHIO TAX-FREE MONEY MARKET FUND - CLASS A SHARES                      1.84%           1.97%           2.00%
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                                                                     1 Year          5 Years         10 Years
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OHIO TAX-FREE MONEY MARKET FUND - INSTITUTIONAL SHARES                2.09%           2.23%           2.25%
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INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGERS

John J. Goetz, CFA                                   Jay M. Devine
Vice President and Senior Portfolio Manager          Portfolio Manager
Since 1986                                           Since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
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                                                                     CLASS A                          INSTITUTIONAL SHARES
                                                            Initial          Additional          Initial            Additional
                                                           Investment        Investment         Investment          Investment
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Regular Account                                           $     2,500       $         50       $    500,000        None
Investments through the Automatic Investment Plan         $       100       $         50       Not Available       Not Available
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CLASS A SHARES:

You may buy and sell Class A shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association). Shares of the Fund may not be eligible for sale in your state of residence. You may sell your Class A shares by telephone, by mail, by wire, by check, or through a systematic withdrawal plan. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

INSTITUTIONAL SHARES:

You may buy and sell Institutional shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association). Shares of the Fund may not be eligible for sale in your state of residence. You may sell your Institutional shares by telephone, by mail or by wire. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.